COMPROMISE SETTLEMENT AGREEMENT
                               AND MUTUAL RELEASE

1. Parties. This Compromise Settlement Agreement and Mutual Release (the "Release) is dated this 20th day of December, 1999 (the "Effective Date") and is by and between Power Exploration, Inc., a Nevada corporation ("Power") and Trident III, L.L.C., a Cayman Islands, West Indies exempted company ("Trident"). Power and Trident represent, covenant, agree to, and accept the statements, terms and conditions hereof as evidenced by their respective signatures below.

2. Recitals. The alleged facts and circumstances giving rise to this Release are as set forth hereinbelow.

         2.1. Power and Trident executed a document entitled Loan Agreement ("Power Loan Agreement") dated to be effective October 21, 1998. A true and correct copy of the unexecuted Power Loan Agreement is attached hereto marked Exhibit "A" and incorporated herein by reference for all purposes (with the executed Power Loan Agreement being identical to the document attached hereto marked Exhibit "A" but for the inclusion of signatures).

         2.2. In connection with the Power Loan Agreement, Power and Trident executed a document entitled 10% Promissory Note ("Power Note") dated to be effective October 21, 1998. A true and correct copy of the unexecuted Power Note is attached hereto as Exhibit "B" and incorporated herein by reference for all purposes (with the executed Power Note being identical to the document attached at Exhibit "B" but for the inclusion of signatures). Pursuant to the terms of the Power Note, Power promised to pay to Trident the principal amount of $250,000 bearing interest and payable as therein provided.

         2.3. On or about March 15, 1999, Power and Trident executed a document entitled Agreement To Extend Repayment Obligation ("Power Modification"). A true and correct copy of the Power Modification is attached hereto marked Exhibit "C" and incorporated herein by reference for all purposes (with the executed Power Note being identical to the document attached at Exhibit "C" but for the inclusion of signatures). Pursuant to the terms of the Power Modification, Power and Trident agreed to modify the repayment terms of the Power Note.

         2.4. In connection with the Power Loan Agreement, Power and Trident executed a document entitled Security Agreement ("Power Security Agreement") dated to be effective October 21, 1998. A true and correct copy of the unexecuted Power Security Agreement is attached hereto marked Exhibit "D" and incorporated herein by reference for all purposes (with the executed Power Security Agreement being identical to the document attached at Exhibit "D" but for the inclusion of signatures). Pursuant to the terms of the Power Security Agreement, Power granted to Trident a security interest in certain assets as more fully described therein.

         2.5. Power and Trident wish to settle the matters pertaining to the Power Loan Agreement, Power Note, Power Modification and Power Security Agreement and have reached an agreement to that effect as set forth herein.

3. Consideration. Consideration for this Release is the mutual promises herein and each act done by Power and Trident pursuant hereto, the receipt and sufficiency of which is acknowledged by Power and Trident, and the following:

         a) The issuance to Trident of 279,861 shares of Power common stock, restricted under Rule 144, by certificate in the form attached hereto at Exhibit "E" and incorporated herein by reference for all purposes ("Power Restricted Stock"), the delivery and receipt of which is hereby acknowledged; b) The agreement by Power to register the 279,861 shares of Power Restricted stock, restricted under Rule 144, at the time that Power next files a SEC Registration Statement; and c) If any of the stock acquired hereunder is not registered, is held by the holder for the time required under Rule 144 and the legend is then removed, then Trident agrees, with regard to the stock acquired hereunder, not to sell more than 1% of the outstanding shares of Power every 90 days.

Power and Trident acknowledge that they will not be entitled to any additional consideration for the execution of this Release other than as expressly set forth and provided for herein. By their signatures below, Power and Trident acknowledge the receipt and sufficiency of the consideration evidenced by this Release, including, without limitation, Trident's receipt of the Power Restricted Stock.

4. No Pending Claims. Trident warrants and represents that there are no claims against Trident or Power or any party in any way related thereto, which are either pending, threatened or of which Trident or Power are otherwise aware. The parties hereto hereby agree that any warrants or options issued to either Trident, its affiliates, or any individuals related thereto are hereby extinguished. Trident acknowledges that Power is relying upon these representations and that these representations are a material inducement to the execution of this Release by Power.

5. Mutual Releases. In consideration of the agreements and compromises set forth herein, Power and Trident each agree, covenant and represent as follows:

         5.1. Power hereby releases, acquits and forever discharges Trident, and its respective current and former stockholders, successors, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives and attorneys of such divisions, subsidiaries and affiliates), administrators, predecessors-in- interest and successors-in-interest, of and from any and all claims, demands, actions and causes of action of whatever kind or character which Power may now have, whether known or unknown, asserted or unasserted, arising out of or connected in any way with the relationship between Power and Trident including the Power Loan Agreement, Power Note, Power Modification and Power Security Agreement and any and all other matters, from the beginning of time until the date hereof, excluding enforcement of this release.

         5.2. Except for the obligation of Power set forth herein at paragraph 3b, Trident hereby releases, acquits and forever discharges Power, and its respective current and former stockholders, successors, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates (and agents, directors, officers, employees, representatives and attorneys of such divisions, subsidiaries and affiliates), administrators, predecessors-in-interest and successors-in-interest, of and from any and all claims, demands, actions and causes of action of whatever kind or character which Trident may now have, whether known or unknown, asserted or unasserted, arising out of or connected in any way with the relationship between Power and Trident including the Power Loan Agreement, Power Note, Power Modification and Power Security Agreement and any and all other matters from the beginning of time until the date hereof, and excluding enforcement of this release.

6. Settlement of a Disputed Obligation. The agreements being made herein by Power and Trident are merely to settle disputed claims and are not to be construed as an admission of any fault or liability by Power or Trident, such being hereby specifically and expressly denied by Power and Trident.

7. Authorization. The making and performance of this Release has been duly authorized and is approved by Power and Trident. This Release constitutes the legal, valid and binding obligation of Power and Trident and is enforceable in accordance with its terms. In addition, the undersigned are duly authorized by the respective parties to execute this Release in their representative capacities by all necessary proceedings.

8. Representation of Ownership. Power and Trident and/or their subsidiaries represent and covenant that they are the owners of any and all claims at issue herein or in any way relating to or involving the subject matter set forth herein.

9. Review and Understanding. Power and Trident have reviewed this Release and they (a) understand fully the terms of this Release and its consequences and (b) have had this Release reviewed by competent legal counsel of their choice.

COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE

10. No Other Representations. Execution of this Release is not based upon reliance by Power or Trident upon any representation, understanding or agreement that is not expressly set forth herein, and neither Power nor Trident have made any representations to each other which are not expressly set forth herein; and further, but not in limitation of the foregoing, neither Power nor Trident have made any representations which affect the consideration or any condition for which the Release is executed which has not been expressly embodied and fully set forth herein.

11. Binding Effect. This Release shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, and legal representatives, but shall not be binding upon any party until signed by all parties. It is expressly understood and agreed that the terms hereof are contractual in nature, including those set forth in the provisions designated "Recitals," and are not mere recitals, that the agreements herein contained and the consideration transferred hereby are to buy peace, and the consideration transferred and conveyed hereby shall not be construed as an admission of liability by any of the parties to this Release.

12. Modification. No modification or amendment of this Release shall be effective unless such modification or amendment is in writing and signed by all parties hereto.

13. Gender and Number. Throughout this Release, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

14. Governing Law. The interpretation, construction, and performance of this Release shall be governed by the laws of the State of Texas, without giving effect to conflict of laws principles, and this Release is performable in Tarrant County, Texas.

15. Headings. The headings of this Release have been included only for ease of reference for the subject covered by each provision and are not to be used in construing this Release or in ascertaining its meaning.

16. Severability. If any portion of this Release shall be held to be invalid or inoperative, then, so far as is reasonable and possible, the remainder of this Release shall be considered valid and operative, and no effect shall be given to the intent manifested by the portion held invalid or inoperative.

17. Execution of Necessary Documents. Power and Trident further covenant and agree to execute any and all documents necessary to effectuate the provisions of this Release and to cooperate fully with each other in carrying out the provisions of this Release.


COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE

18. Survival. Each and every provision of this Release shall survive the execution hereof.

19. Entire Agreement. This Agreement and the Purchase Agreement executed by the parties hereto of even date herewith and incorporated herein by reference for all purposes constitute the entire agreement between Power and Trident and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written. There are no warranties, representations, or other agreements between the parties hereto in connection with the subject matter hereof, except as specifically set forth herein.

20. Attorneys' Fees. In the event of any litigation concerning any controversy, claim or dispute between Power and Trident arising out of or relating to this Release or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the court to have most nearly prevailed, even if such party did not prevail in all matters, and is not necessarily the one in whose favor a judgment is rendered.

21. Broadest Nature. Power and Trident warrant that this Release is to be of the broadest nature and is to be dispositive of all matters between Power and Trident with respect to the Power Loan Agreement, Power Note, Power Modification and Power Security Agreement and all matters at issue in each, directly and indirectly. Further, Trident warrants that it has not recorded in any jurisdiction with any entity the Power Security Agreement nor any document in any way related thereto including, without limitation, any UCC-1 forms.

22. Joint Preparation. This Release was prepared jointly by the parties hereto and not by any one to the exclusion of the other.

IN WITNESS WHEREOF, the parties have caused this Release to be duly executed and delivered as of the Effective Date.

Power Exploration, Inc.                              Trident III, L.L.C.


By: /s/Joe Bill Bennett                            By: /s/Jeffrey W. Tomz
   -----------------------------------                ----------------
Printed Name:Joe Bill Bennett                      Printed Name: Jeffrey W. Tomz
Title: President                                   Title: Director



         COMPROMISE SETTLEMENT AGREEMENT AND MUTUAL RELEASE